SECURITIES  AND  EXCHANGE  COMMISSION
WASHINGTON,  D.C.    20549-1004

FORM  8-K

CURRENT  REPORT


PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
SECURITIES  EXCHANGE  ACT  OF  1934

JANUARY  29,  1997
DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED)

HAYNES  INTERNATIONAL,  INC.
(EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)





DELAWARE                                          333-5411               06-118540
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)           (IRS EMPLOYER
INCORPORATION)                                              IDENTIFICATION NUMBER)

1020 WEST PARK AVENUE                                                   46904-9013
KOKOMO, INDIANA                                                         (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE
OFFICES)





REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE  (317)  456-6000

ITEM  1.    CHANGES  IN  CONTROL  OF  REGISTRANT.

     Haynes Holdings, Inc., a Delaware corporation (the "Company"), and Haynes International, Inc., a Delaware corporation ("Registrant"), entered into a Stock Purchase Agreement on January 24, 1997 with Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership ("Blackstone"), and two of Blackstone's affiliates (together with Blackstone, the "Purchasers"), pursuant to which the Purchasers purchased from the Company on January 29, 1997 (the "Closing") shares of the Company's common stock, $0.01 par value ("Holdings Common Stock"), representing approximately 79.9% of the shares of Holdings Common Stock outstanding after giving effect to all of the redemptions of Holdings Common Stock described herein at a purchase price of $10.15 per share in cash (the "Purchase Transaction").

     In connection with the Purchase Transaction, the Company entered into (a) a Stock Redemption Agreement dated as of January 24, 1997 (the "Fund Redemption Agreement"), with MLGA Fund II, L.P., a Connecticut limited partnership and the majority stockholder of the Company prior to the Closing (the "Fund"), and MLGAL Partners, L.P., a Connecticut limited partnership and the general partner of the Fund ("MLGAL"), (b) an Exercise and Repurchase Agreement dated as of January 24, 1997 (the "Management Redemption Agreement") with the Management Holders (as defined herein), (c) the Redemption Offer (as defined herein), (d) an Amended Stockholders Agreement (as defined herein) and
(e) a Loan Agreement Amendment (as defined herein). Also, in connection with the Purchase Transaction Registrant paid fees to an affiliate of the Purchasers in the amount of $2,300,000, to PaineWebber Incorporated, the investment banker for the Purchasers, in the amount of $1,250,000, and to MLGAL in the amount of $1,750,000.

     The effect of the transactions referred to above is to transfer control of the Company and Registrant from the Fund to the Purchasers, to permit the existing stockholders to sell a majority of their shares of Holdings Common Stock for cash at a price of $10.15 per share, to enable Registrant to increase the maximum amount available for borrowing under Registrant's revolving credit facility from $50 million to $60 million and give Registrant greater access to additional sources of financing by reason of its affiliation with the Purchasers, to amend the Existing Stockholders Agreement (as defined herein) and to effect the other transactions described herein.

     Pursuant to the Fund Redemption Agreement, the Company has agreed to redeem that number of shares of Holdings Common Stock held by the Fund and MLGAL which, when combined with the number of shares of Holdings Common Stock held by the Management Holders and the Offeree Stockholders (as defined herein) and redeemed by the Company, equals 79.9% of the issued and outstanding shares of Holdings Common Stock.

     The redemption of the shares of Holdings Common Stock pursuant to the Fund Redemption Agreement occurs on two separate dates, the first of which has already occurred. At the first closing, which occurred on the same date as the Closing of the Purchase Transaction, the Company redeemed from the Fund and MLGAL 4,393,915 shares of Holdings Common Stock, which is the number of shares of Holdings Common Stock which, when combined with the shares of Holdings Common Stock redeemed from the Management Holders and the maximum number of shares to be redeemed from the Offeree Stockholders if the Redemption Offer is fully subscribed, will equal the number of shares of Holdings Common Stock purchased by the Purchasers. The Company will redeem the shares of Holdings Common Stock tendered for redemption by the Offeree Stockholders in accordance with the Redemption Offer, and such additional shares of Holdings Common Stock held by the Fund and MLGAL so that the total shares of Holdings Common Stock held by the Fund, MLGAL, the Management Holders and the Offeree Stockholders and redeemed by the Company equals the number of shares of Holdings Common Stock purchased by the Purchasers. At the time of the first closing, the funds necessary to redeem the shares of Holdings Common Stock from the Offeree Stockholders and to redeem the shares of Holdings Common Stock from the Fund and MLGAL at the second closing were placed in escrow pursuant to an Escrow Agreement between the Company and National City Bank.

     Pursuant to the Management Redemption Agreement, the Management Holders exercised options to acquire 106,114 shares of Holdings Common Stock which were already fully vested, and the Company redeemed the shares of Holdings Common Stock acquired pursuant to such exercises for $10.15 per share in cash. The members of management of the Company from whom shares of Holdings Common Stock were redeemed (the "Management Holders") and the numbers of shares redeemed from each such Management Holder are as follows: Michael D. Austin, 40,000 shares; Joseph F. Barker, 23,644 shares; F. Galen Hodge, 35,470 shares; and Charles J. Sponaugle, 7,000 shares. Because of the simultaneous exercise of options and redemption by the Company pursuant to the Management Redemption Agreement, the aggregate exercise price with respect to the options held by each Management Holder was deducted, together with required tax withholdings, from the proceeds to be received by the Management Holders pursuant to the redemption of their respective shares of Holdings Common Stock.

     Pursuant to the Redemption Offer, the Company is (a) offering to redeem a number of outstanding shares of Holdings Common Stock (determined in the manner set forth in the following paragraph) held by certain holders of Holdings Common Stock ("Offeree Stockholders") at $10.15 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Consent Solicitation and Offer to Redeem and in the related Letter of Transmittal (which together constitute the "Redemption Offer"), and
(b) seeking consent to the amendment of the Stockholders Agreement, dated as of August 31, 1989, by and among the Company and the investors listed on the signature pages thereof (the "Existing Stockholders Agreement") by adoption of the Amended Stockholders Agreement. The Redemption Offer is being made to all stockholders of the Company other than the Fund, MLGAL and certain members of management of the Company who currently own options to acquire Holdings Common Stock. Tendering Offeree Stockholders will not be obligated to pay brokerage fees or commissions or, except as set forth in the Letter of Transmittal, transfer taxes with respect to the redemption of Holdings Common Stock by the Company pursuant to the Redemption Offer.

     Subject to the terms and conditions of the Redemption Offer, the Company will redeem from each Offeree Stockholder (a) first, up to 79.575% of the outstanding shares of Holdings Common Stock held by such Offeree Stockholder, and (b) second, to the extent that less than all of the Offeree Stockholders tender 79.575% of their shares of Holdings Common Stock for redemption, such additional shares of Holdings Common Stock desired to be redeemed by such Offeree Stockholder as represent such Offeree Stockholder's pro rata portion (based on the total number of shares of Holdings Common Stock owned by such Offeree Stockholder prior to any redemption in relation to the total number of shares of Holdings Common Stock owned, prior to any redemption, by all Offeree Stockholders desiring to sell additional shares of Holdings Common Stock, plus the total number of shares of Holdings Common Stock owned by the Fund and MLGAL prior to the transactions described above) of the additional shares of Holdings Common Stock needed for the Company to redeem from the Fund, MLGAL and the Offeree Stockholders an aggregate of 5,217,685 shares of Holdings Common Stock. The effect of the formula described in the foregoing sentence is to give all of the Offeree Stockholders the opportunity to have redeemed the same percentage of their shares of Holdings Common Stock as the percentage of the shares of Holdings Common Stock owned by the Fund and MLGAL to be redeemed. Because the exact number of shares of Holdings Common Stock which may be redeemed from each Offeree Stockholder cannot be determined at this time, Offeree Stockholders have been encouraged to tender for redemption the maximum number of shares of Holdings Common Stock which such Offeree Stockholder desires the Company to redeem without regard to the number which may actually be redeemed.

     If none of the Offeree Stockholders accept the Redemption Offer, then a total of 5,217,685 shares of Holdings Common Stock will be purchased from the Fund and MLGAL, and the Fund and MLGAL will continue to beneficially own approximately 4.5% of the shares of Holdings Common Stock outstanding after giving effect to all of the redemptions of Holdings Common Stock described herein. If Offeree Stockholders tender for redemption the maximum number of shares of Holdings Common Stock which will be redeemed pursuant to the Redemption Offer, then the Fund and MLGAL will continue to beneficially own approximately 16.7% of the shares of Holdings Common Stock outstanding after giving effect to all of the redemptions of Holdings Common Stock described herein.

     Pursuant to an Amended Stockholders Agreement (the "Amended Stockholders Agreement") among the Company and certain stockholders of the Company, including the Purchasers, the Fund, MLGAL, the Management Holders and the Offeree Stockholders who become parties thereto (collectively, the "Investors"), the Purchasers, the Fund and MLGAL have agreed to vote all shares of Holdings Common Stock owned by such parties in favor of the election as members of the Board of Directors of the Company of (i) those individuals nominated by the Purchasers and (ii) one individual nominated by the Fund and MLGAL so long as the Fund and MLGAL continue to own 25% of the Holdings Common Stock held by such parties immediately following the second closing under the Fund Redemption Agreement. The Amended Stockholders Agreement imposes certain restrictions on, and provides Investors with certain rights in connection with, transfers of shares of Holdings Common Stock, including provisions that
(i) with certain exceptions, the parties may not grant any proxy or enter into or agree to be bound by any voting trust with respect to the Holdings Common Stock; (ii) if the Purchasers or certain of their transferees propose to sell any of their shares of Holdings Common Stock, the other Investors shall, subject to certain exceptions, have the right to participate ratably in the proposed sale; (iii) if the Purchasers propose to sell all of their Holdings Common Stock to a third party, the Purchasers, so long as they collectively own a majority of the shares of Holdings Common Stock, can compel the Investors and certain transferees of the Investors (other than transferees of the Fund, MLGAL and their current and former partners and employees) to sell their shares of Holdings Common Stock; (iv) give the Purchasers rights of first refusal with respect to transfers by Management Holders; and (v) subject to certain exceptions, require the Fund and MLGAL to obtain the consent of the Purchasers before selling or otherwise disposing of, in one transaction or a series of transactions, 25% or more of the shares of Holdings Common Stock owned by the Fund and MLGAL immediately following the second closing under the Fund Redemption Agreement. Pursuant to the Amended Stockholders Agreement, the Investors are able to transfer shares of Holdings Common Stock in a private transaction to any person, other than certain affiliates of the Investors, and those transferees will have (A) the right to participate in the sale of shares of Holdings Common Stock by the Purchasers (as described in clause (ii) of the preceding sentence), (B) the right to participate in the registration of shares of Holdings Common Stock (as described below) and (C) no other material restrictions on the further transfer of such shares of Holdings Common Stock other than those imposed by applicable securities laws.

     The Amended Stockholders Agreement also contains a commitment on the part of the Company to, under certain circumstances, register shares of Holdings Common Stock held by the Investors under the Securities Act of 1933, as amended (the "Securities Act"), upon request by the Fund, MLGAL or the Purchasers, or if the Company otherwise proposes to register shares of Holdings Common Stock, subject to certain conditions and limitations. Each time the Company proceeds to register shares of Holdings Common Stock, each Investor will have the right, subject to certain conditions and limitations, to include a certain number of its shares of Holdings Common Stock in such registration.

     In addition, the Amended Stockholders Agreement provides for the payment of a monitoring fee of $500,000 per annum to Blackstone Management Partners, L.P. ("Blackstone Partners"), provided that Blackstone Partners shall not, without additional approval of the Board of Directors of Registrant and a majority of the disinterested directors of the Board of Directors of Registrant, receive total fees pursuant to the Amended Stockholders Agreement in excess of $2.5 million. The Amended Stockholders Agreement requires the Company, in certain instances following an initial public offering by the Company, to disclose information and to file reports necessary to permit the Investors to sell shares of Holdings Common Stock pursuant to Rule 144 promulgated under the Securities Act. Furthermore, the Amended Stockholders Agreement prohibits the Company and its subsidiaries from entering into any transaction or conducting any business with the Purchasers and their affiliates (other than payment of the monitoring fees and reasonable and customary investment banking fees for services rendered by the Purchasers or their affiliates) unless such transaction or business: (i) has been either (A) approved by a majority of the disinterested directors of the Company, or (B) the Company has received a written opinion from an independent investment banking firm that such transaction is fair to the Company and its subsidiaries from a financial point of view; and (ii) in the case of any transaction or series of related transactions involving an aggregate payment in excess of $5 million by or to the Purchasers and their affiliates, the Company has received a written opinion from a nationally recognized independent investment banking firm that the transaction or the series of related transactions is fair to the Company and its subsidiaries from a financial point of view. The Amended Stockholders Agreement terminates upon the tenth anniversary of the initial effective date of the Amended Stockholders Agreement.

     On January 24, 1997, the Company entered into Amendment No. 2 (the "Loan Agreement Amendment") to the Amended and Restated Loan and Security Agreement with CoreStates Bank, N.A. and Congress Financial Corporation (Central), as lenders (the "Lenders"), and Congress Financial Corporation (Central), as
agent (the "Agent") for the Lenders (the "Loan Agreement"). The Loan Agreement Amendment provides that: (i) the maximum amount available for borrowing under the Loan and Security Agreement is increased from $50 million to $60 million, and a fee of $100,000 was paid to the Lenders in consideration for such increase; (ii) the Lenders and the Agent consent to the Purchase Transaction and the Fund Redemption Agreement; (iii) the commissions, fees, costs, expenses and other charges incurred by Registrant in connection with the Purchase Transaction and the redemptions of shares of Holdings Common Stock contemplated in the Fund Redemption Agreement will not be considered in determining Registrant's compliance with covenants related to the adjusted net worth or consolidated net income of Registrant; (iv) the unused line fee will be based upon the amount by which $48 million (instead of $40 million) exceeds the average daily principal balance of the outstanding loans; and (v) Registrant will be permitted to incur such indebtedness as is necessary to finance any redemptions pursuant to the change of control offer described below in respect of Registrant's 11 5/8% Senior Notes due 2004 (the "Senior Notes").

     The proceeds received by the Company from the Purchase Transaction, and amounts remaining within the Company after the exercise of options by the Management Holders and redemption of the shares thereby acquired, were and will be applied by the Company to finance the redemptions of Holdings Common Stock described herein and to pay certain fees. The remaining transaction fees in connection with the purchase and redemption transactions described herein were funded through additional borrowings under the Loan Agreement.

     In connection with the consummation of the Purchase Transaction and the other transactions contemplated thereby, all of the members of the Board of Directors of the Company and Registrant resigned except for Michael D. Austin and Ira Starr. Pursuant to the terms of the Amended Stockholders Agreement, the following representatives of the Purchasers were elected to the Board of Directors of the Company and Registrant: David A. Stockman, a Senior Managing Director of the Blackstone Group (as hereinafter defined), Glenn Hutchins, a Senior Managing Director of the Blackstone Group, Chinh Chu, a Managing Director of the Blackstone Group, and David Blitzer, an Associate of the Blackstone Group. Michael D. Austin, President and Chief Executive Officer of the Company and Registrant, remained on the Board of Directors of the Company and Registrant as a nominee of the Purchasers, and Ira Starr, a general partner of MLGAL, remained on the Board of Directors of the Company and Registrant as a nominee of the Fund and MLGAL.

     The Purchase Transaction constitutes a Change of Control as defined in the Indenture dated August 23, 1996 by and between Registrant and National City Bank with respect to the Senior Notes (the "Indenture"). As a result, Registrant is required to offer to redeem the Senior Notes (the "Change of Control Offer") at the price of 101% of the principal balance of the Senior Notes plus accrued and unpaid interest thereon on the date of redemption (the "Note Redemption Price"). Registrant made the Change of Control Offer on February 4, 1997, and the Change of Control Offer will expire on March 6, 1997. Because the Board of Directors of Registrant is aware that the Senior Notes have recently been trading at prices significantly above the Note Redemption Price, Registrant currently does not anticipate that any of the Senior Notes will be tendered for redemption pursuant to the Change of Control Offer. If any of the Senior Notes are tendered pursuant to the Change of Control Offer, Registrant currently anticipates that replacement financing will be obtained through additional borrowings under the Loan Agreement or through the issuance of additional Senior Indebtedness, as defined in the Indenture.

     The Purchasers are affiliates of The Blackstone Group, a private investment bank based in New York and founded in 1985 by Peter G. Peterson, its current Chairman, and Stephen A. Schwarzman, its current Chief Executive Officer (the "Blackstone Group"). The Blackstone Group's main businesses include strictly friendly principal investment, real estate investing and asset management, restructuring and merger and acquisition advisory services. Blackstone, the group's principal investment vehicle, has approximately $1.3 billion of committed equity capital.

     The total amount of funds required to finance the Purchase Transaction, the Fund Redemption Agreement and the Redemption Offer (including estimated fees and expenses to be paid by Registrant in connection therewith) is estimated to be approximately $61 million. Of such amount, approximately $54 million will be obtained from the Purchase Transaction and the remainder is expected to be obtained through borrowings by Registrant under the Loan Agreement, as amended.

     A copy of Registrant's press releases dated January 24, 1997 and January 29, 1997 are attached hereto as Exhibits No. 99.1 and 99.2, respectively and are incorporated herein by reference.

     The foregoing descriptions of documents are summaries that do not purport to be complete and are qualified in their entirety by reference to the actual terms and provisions of such documents filed as exhibits hereto.



ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND EXHIBITS



(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     2.1              Stock Purchase Agreement, dated as of January 24, 1997, among
                      Blackstone Capital Partners II Merchant Banking Fund L.P.,
                      Blackstone Offshore Capital Partners II Merchant Banking
                      Fund L.P., Blackstone Family Investment Partnership L.P., Haynes
                      Holdings, Inc. and Haynes International, Inc.

     2.2              Stock Redemption Agreement, dated as of January 24, 1997, among
                      MLGA Fund II, L.P., MLGAL Partners, L.P. and Haynes
                      Holdings, Inc.

     2.3              Exercise and Repurchase Agreement, dated as of January 24, 1997, among Haynes Holdings, Inc. and the holders as listed therein.

     2.4              Consent Solicitation and Offer to Redeem dated January 30, 1997.

     2.5              Letter of Transmittal dated January 30, 1997.

     4.1              Amended Stockholders' Agreement dated as of January 29, 1997, among Haynes Holdings, Inc. and the investors listed therein.

     4.2              Fifth Amendment to Stock Subscription Agreement dated as of
                      January 29, 1997 among Haynes Holdings, Inc., Haynes
                      International, Inc. and the persons on the signature pages thereof.

     10.1             Amendment No. 2 to Amended and Restated Loan and Security
                      Agreement, dated January 29, 1997 among CoreStates Bank, N.A.
                      and Congress Financial Corporation (Central), as lenders, Congress
                      Financial Corporation (Central), as agent for lenders, and Haynes
                      International, Inc.

     99.1             Press Release dated January 24, 1997.

     99.2             Press Release dated January 29, 1997.





SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          HAYNES  INTERNATIONAL,  INC.



     By:          /s/  Joseph  F.  Barker
          Name:    Joseph  F.  Barker
          Title:    Chief  Financial  Officer

February  13,  1997



EXHIBIT  INDEX

Number
Assigned  on
Regulation  S-K
Item  601



 (1)        No Exhibit

 (2)   2.1  Stock Purchase Agreement, dated as of January 24, 1997, among Blackstone
            Capital Partners II Merchant Banking Fund L.P., Blackstone Offshore Capital
            Partners II Merchant Banking Fund L.P., Blackstone Family Investment
            Partnership L.P., Haynes Holdings, Inc. and Haynes International, Inc.

       2.2  Stock Redemption Agreement, dated as of January 24, 1997, among MLGA
            Fund II, L.P., MLGAL Partners, L.P. and Haynes Holdings, Inc.

       2.3  Exercise and Repurchase Agreement, dated as of January 24, 1997, among
            Haynes Holdings, Inc. and the holders as listed therein.

       2.4  Consent Solicitation and Offer to Redeem dated January 30, 1997.

       2.5  Letter of Transmittal dated January 30, 1997.

 (4)   4.1  Amended Stockholders' Agreement dated as of January 29, 1997, among Haynes
            Holdings, Inc. and the investors listed therein.

       4.2  Fifth Amendment to Stock Subscription Agreement dated as of January 29, 1997 among Haynes Holdings, Inc., Haynes International, Inc. and the persons on the signature pages thereof.

(10)  10.1  Amendment No. 2 to Amended and Restated Loan and Security Agreement,
            dated January 29, 1997 among CoreStates Bank, N.A. and Congress Financial
            Corporation (Central), as lenders, Congress Financial Corporation (Central), as agent for lenders, and Haynes International, Inc.

(16)        No Exhibit

(17)        No Exhibit

(20)        No Exhibit

(23)        No Exhibit

(24)        No Exhibit

(27)        No Exhibit
(99)  99.1  Press Release dated January 24, 1997.

      99.2  Press Release dated January 29, 1997.